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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 15, 1999, except for the matter discussed in Note 13, as to which the date is August 11, 1999, included in this annual report on Form 10-K/A, into the Company's previously filed Registration Statement on Form S-8, file No. 333-09305.

                                                 /s/ Arthur Andersen LLP
                                                 -----------------------


Boston, Massachusetts
August 11, 1999